Rule 497(e)
                                                File No. 811-1737


              GREAT-WEST VARIABLE ANNUITY ACCOUNT A
         OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Insert on cover page of prospectus:

Effective November 1, 1996, the Investment Adviser of Great-West Variable Annuity Account A will be GW
Capital Management, Inc. As of that date, references in the prospectus to The Great-West Life Assurance
Company as Investment Adviser to Variable Annuity Account A are deleted and replaced with GW Capital
Management, Inc. GW Capital Management, Inc. is a wholly owned subsidiary of Great-West Life &
Annuity Insurance Company.